Exhibit 10.17

Tennessee Valley Authority

Coal Supply & Origination

1101 Market Street, MR 2D

Chattanooga, Tennessee 37402-2801

CONTRACT SUPPLEMENT

TO:	Armstrong Coal Company, Inc.	Supplement No.	9
	7733 Forsyth Boulevard - Suite 1625	Date	June 12, 2013
	St. Louis, Missouri 63105	Group-Contract No.	612-40958 & 40964
		Plant	Various

Attention: Mr. Martin Wilson

Armstrong Coal Company, Inc. (“Armstrong”) and the Tennessee Valley Authority (“TVA”) hereby agree to revise TVA Group-Contract Nos. 612-40958 & 612-40964, as previously amended by Supplement Nos. 1-8, (the “Contracts”) as provided below, which shall be effective April 2, 2013.

1.	Pursuant to Subsection 5.1 of the Contract, effective April 2, 2013, Armstrong’s Lewis Creek #9 Underground Mine (“Lewis Creek Mine”) shall become one of the Approved Source Mines for TVA’s Cumberland Fossil Plant (“CUF”) for the remaining term of the Contract.

2.	For the sake of clarity, all coal delivered from the Lewis Creek Mine per Supplement Nos. 6 and 9 will be delivered to KIF & CUF only.

3.	Appendix A of the Contract has been revised and is attached to add Lewis Creek Mine as an Approved Mine Source to CUF per this Supplement No. 9.

4.	All other conditions of the Contract remain unchanged.

Armstrong Coal Co.

Accepted	Martin D. Wilson	TENNESSEE VALLEY AUTHORITY
Company

By	/s/ Martin D. Wilson	[ILLEGIBLE]
	Signature	Signature

President		Manager Coal Acquisition
Title		Title

6/12/13		6/12/13
Date		Date

TVA RESTRICTED INFORMATION

REVISED APPENDIX A

SOURCE AREA AND AUTHORIZED SOURCES

Permit No.	Mine Name	Coal Seam	TVA Plant	Max. % Allowed in Blends
889-5014	Parkway	#9	Paradise	100
			Cumberland	100
			Widows Creek	100

892-0108	Kronos	#9	Paradise	100
			Cumberland	100
			Widows Creek	100
			Kingston	100

892-5009	Lewis Creek	#9	Kingston	100
			Cumberland	100

TVA RESTRICTED INFORMATION